FOURTH AMENDMENT AND MODIFICATION
                         TO LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made effective as of May 1, 2000 by and among TODAY'S MAN, INC., a Pennsylvania corporation ("BORROWER"); each of the Subsidiaries of the Borrower identified under the caption "Guarantor" on the signature pages of this Amendment (individually, a "GUARANTOR" and, collectively, the "GUARANTORS"); each of the financial institutions identified under the caption "Lenders" on the signature pages of this Amendment (including without limitation Mellon in such capacity) (individually, a "LENDER" and, collectively, the "LENDERS"); and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                                   BACKGROUND

     A. Borrower, Guarantors, Lender and Agent previously entered into a certain Loan and Security Agreement dated December 4, 1998, as amended by (i) that certain First Amendment and Modification to Loan and Security Agreement dated April 28, 1999, (ii) that certain Second Amendment and Modification to Loan and Security Agreement dated October 13, 1999, and (iii) that certain Third Amendment and Modification to Loan and Security Agreement dated March 15, 2000(the "THIRD AMENDMENT") (collectively, the "LOAN AGREEMENT"), pursuant to which, INTER ALIA, Lender agreed to extend to Borrower a revolving credit facility up to a maximum outstanding principal amount of Thirty-Five Million Dollars ($35,000,000.00).

     B. Borrowers, Guarantors, Lender and Agent are entering into this Amendment to amend certain terms and conditions of the Loan Agreement.

     C. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

          1. DEFINITIONS. SECTION 1.1 of the Loan Agreement shall be and is hereby amended to add the following additional definition:

          "TMCI means Todaysman.com Inc., a Delaware corporation."

          2. ELIGIBLE LANDED INVENTORY. The term "ELIGIBLE LANDED INVENTORY" as defined in SECTION 1.1 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

               "ELIGIBLE LANDED INVENTORY means Borrower's and TMCI's inventory consisting of first quality finished goods held for sale in the ordinary course of Borrower's and TMCI's business, that are located at or in-transit between an Eligible Inventory Location, that strictly comply with each and all of the representations and warranties respecting inventory made by Borrower and TMCI in the Loan Documents, and that are and at all times continue to be acceptable to the Agent in all respects; PROVIDED, HOWEVER, that standards of eligibility may be fixed and revised from time to time by Agent on behalf of the Lender Group in its discretion. An item of inventory shall not be included in Eligible Landed Inventory if:

               (A) it is held by Borrower or TMCI on consignment, is not owned solely by Borrower or TMCI, as applicable, or Borrower or TMCI, as applicable, does not have good, valid, and marketable title thereto;

               (B) it is not located at an Eligible Inventory Location, or in-transit between two (2) Eligible Inventory Locations;

               (C) it is not (i) located on property owned or leased by Borrower or TMCI, or (ii) in a contract warehouse, in each case, segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

               (D) it is not subject to a valid and perfected first priority security interest in favor of the Agent on behalf of the Lender Group;

               (E) it consists of damaged goods or goods classified as "return to vendor";

               (F) it is obsolete, a restricted or custom item, or constitutes stores, packaging and shipping materials or supplies used or consumed in Borrower's or TMCI's business;

               (G) it is subject to a Lien in favor of any third Person;

               (H) it consists of bill-and-hold goods;

               (I) it consists of goods classified as "seconds," or goods acquired on consignment;

               (J) it is slow-moving, as determined by Agent based in the reasonable judgment of Agent;

               (K) it consists of raw materials;

               (L) it consists of work-in-process;

               (M) it consists of finished goods which do not meet the specifications of the purchase order for which they were manufactured;

               (N) it consists of goods produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provision in Title 29 U.S.C. Section 215(a); or

               (O) it consists of goods for which Agent would need a license, permit or consent to sell or dispose of.

          For the purposes of determining Eligible Landed Inventory, there shall be a reduction for outstanding gift certificates valued at cost and shrinkage and unreconcilable variances, if any, between the general ledger and the monthly inventory ledger. Such reduction shall be separately accounted for by Borrower and TMCI."

     3. APPRAISED INVENTORY LIQUIDATION VALUE. The term "APPRAISED INVENTORY LIQUIDATION VALUE" as defined in SECTION 1.1 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "APPRAISED INVENTORY LIQUIDATION VALUE" means the appraised liquidation value of Borrower's or TMCI's inventory, as applicable (based on the most recent appraisal obtained by Agent, such appraisal by appraisers, and performed at the times, specified in SECTION 11.19)."

     4. BORROWING BASE. SECTION 2.3 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "2.3. BORROWING BASE. The "BORROWING BASE" as of the applicable date of determination shall be determined based upon the following advance rates and calculations:

          (I) An advance rate of up to 85% of Borrower's and TMCI's Eligible Credit Card Accounts; PLUS

          (II) An advance rate of up to the lesser of (i) 65% of the Value of Borrower's Eligible Landed Inventory, or (ii) 85% of the Appraised Inventory Liquidation Value of Borrower's Eligible Landed Inventory; PLUS

          (III) An advance rate of up to the lesser of (i) 65% of the Value of TMCI's Eligible Landed Inventory, or (ii) 85% of the Appraised Inventory Liquidation Value of TMCI's Eligible Landed Inventory; PLUS

          (IV) An advance rate of up to 65% of the Value of Borrower's Eligible In-Transit Inventory; PLUS

          (V) An advance rate of up to 65% of the outstanding, undrawn amount of Merchandise Letters of Credit issued by Agent in connection with the purchase by Borrower of finished goods inventory or cut, make and trim inventory (but not in connection with the purchase of raw materials); MINUS

          (VI) All Reserves."

     5. COLLATERAL. Borrower and Guarantors agree that the term "Collateral" as defined in SECTION 8.5 of the Loan Agreement shall mean the collateral described in SECTION 8.1, 8.2 AND 8.3 of the Loan Agreement and the "Collateral" pledged to Agent by TMCI as defined in that certain Security Agreement from TMCI in favor of Agent dated March 22, 2000 (the "SECURITY AGREEMENT). Borrower and Guarantors agree that any and all references to "Collateral" in the Loan Agreement shall include the "Collateral" as defined in the Security Agreement.

     6. COLLECTION OF ACCOUNTS; PROCEEDS OF COLLATERAL.

          (A) COLLECTION. TMCI will collect its accounts only in the ordinary course of its business.

          (B) PROCEEDS. TMCI agrees that any proceeds of the Collateral shall be paid, held and/or applied in the same manner and extent as monies received by Borrower which are proceeds of the Collateral in accordance with SECTIONS 8.6(A) THROUGH 8.6(G) of the Loan Agreement.

          (C) POWER OF ATTORNEY. Agent (and Agent's officers, employees and agents) are granted a power of attorney by TMCI with full power of substitution to execute on behalf of Borrower and in TMCI's name or to endorse TMCI's name on any check, draft, instrument, note or other item of payment or to take any other action or sign any document in order to effectuate the foregoing. Such power of attorney being coupled with an interest is irrevocable.

     7. INVENTORY LOCATIONS. SECTION 9.27 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "9.27 INVENTORY LOCATIONS.

          (A) ALL INVENTORY. All of Borrower's and TMCI's inventory in the United States is currently located at or in transit between one of the locations set forth on SCHEDULE 9.27(A). SCHEDULE 9.27(A) sets forth the street address and the name of the owner/lessor/warehouseman, as applicable, for such location.

          (B) ELIGIBLE INVENTORY LOCATIONS. SCHEDULE 9.27(B) sets forth all Eligible Inventory Locations of Borrower and TMCI. Each Eligible Inventory Location is and will be owned by Borrower or TMCI, as applicable, or leased by Borrower or TMCI, as applicable, or is or will be a contract public warehouse.

          (C) ADDITIONS TO ELIGIBLE INVENTORY LOCATIONS. Borrower and TMCI and Agent may modify SCHEDULE 9.27(B) to add new Eligible Inventory Locations by executing a written amendment to this Agreement in form and content acceptable to Agent, PROVIDED THAT Borrower and TMCI comply with all of the following conditions:

               (I) Borrower or TMCI, as applicable, executes and delivers to Agent such UCC-1 financing statements covering all inventory and related assets of Borrower or TMCI, as applicable, to be located at such new location(s) as may be required by Agent to perfect Agent's Lien in such inventory and related assets.

               (II) Agent receives written confirmation that such new UCC-1 financing statements have been filed in the appropriate offices required to perfect Agent's Lien (for the pro rata benefit of the Lenders) at such new location(s).

               (III) Agent receives a search report from a reputable search company confirming that there are no other Liens encumbering any of Borrower's or TMCI's assets at such new location(s), except the Lien in favor of Agent (for the pro rata benefit of the Lenders).

               (IV) Agent receives a copy of the lease, sub-lease, warehouse agreement or similar agreement entered into by Borrower or TMCI, as applicable, with the owner, lessor or operator of the new location(s).

               (V) Agent receives evidence satisfactory to Agent that all assets of Borrower or TMCI, as applicable, at such new location(s) are covered by the insurance coverage required under SECTION 11.6(A).

               (VI) Borrower or TMCI uses its best efforts to provide to Agent (for the pro rata benefit of Lenders) a Mortgage securing the Obligations and encumbering Borrower's of TMCI's leasehold interest in such new location, together with a Landlord's Consent from the owner/lessor, title insurance, evidence of compliance with applicable environmental laws, evidence of insurance coverage, flood zone certifications and such other items as Agent may require, all of which must be in form, content and amount (if applicable) acceptable to Agent.

               (VII) Agent receives a Collateral Access Agreement from the owner/lessor of the new location in form and content acceptable to Agent."

     8. CREDIT CARDS. SECTION 9.32 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "9.32. CREDIT CARDS. SCHEDULE 9.32 sets forth an accurate and complete list of all agreements between Borrower or TMCI and any issuers of credit cards or credit card processors and all amendments and modifications thereto (collectively, the "CREDIT CARD AGREEMENTS"). Borrower and TMCI are not in default of any of their obligations under the Credit Card Agreements."

     9. INVENTORY APPRAISALS. SECTION 11.19 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "11.19. INVENTORY APPRAISALS. Borrower and TMCI, at Borrower's sole cost and expense, will provide to Agent a new current appraisal of Borrower's and TMCI's inventory based upon an appraised liquidation value acceptable to Agent and in form and content acceptable to Agent, on or before March 31, 2000 and annually thereafter on or before March 31st of each calendar year."

     10. CREDIT CARD COVENANTS. SECTION 11.25 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "11.25. CREDIT CARDS. Borrower and TMCI will (a) comply in all material respects with the terms and conditions of the Credit Card Agreements, (b) submit all credit card charges resulting from the sale of inventory by Borrower or TMCI to the issuing credit card company or the credit card processor, (c) request that the issuing credit card company or credit card processor remit payment for the credit card charges submitted by Borrower or TMCI by ACH remittance to the Cash Collateral Account as soon as possible under the terms of the Credit Card Agreements after such credit card charges are submitted for processing by Borrower or TMCI, and comply with all requirements and conditions in the Credit Card Agreements to enable such remittances to be made within such time period, and (d) not take any actions which will increase any full recourse or charge back liabilities of Borrower or TMCI under the Credit Card Agreements."

     11. BORROWING BASE CERTIFICATIONS AND RELATED DOCUMENTS. SECTION 14.5 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "14.5. BORROWING BASE CERTIFICATIONS AND RELATED DOCUMENTS. At least once every calendar week and otherwise as requested by Agent, a Borrowing Base Certificate in the form of EXHIBIT H attached hereto together with such additional information as may be requested by Agent, certified as to accuracy by the chief financial officer, controller, director of corporate reporting, or president of Borrower and TMCI."

     12. INVENTORY BORROWING BASE INFORMATION AND RELATED DOCUMENTS. SECTION
14.7 of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

     "14.7. INVENTORY BORROWING BASE INFORMATION AND RELATED DOCUMENTS. At least once every calendar week and otherwise as requested by Agent, an inventory certification in the form of

     EXHIBIT I attached hereto, together with such additional information and details as may be requested by Agent, including without limitation identification of all Eligible Inventory and identification of ineligible items including gift certificates, shrinkage and unreconcilable variances, all certified as to accuracy by the chief financial officer, controller, director of corporate reporting, or president of Borrower and TMCI."

     13. OTHER AGREEMENTS.

          (A) TMCI agrees to join in and be bound by the grant of a first priority security interest in the assets of TMCI as set forth in SECTION 8.1 of the Loan Agreement.

          (B) TMCI agrees acknowledges and confirms all representations and warranties made by Guarantor under the Loan Documents, including without limitation, TMCI acknowledges and confirms that the Eligible Inventory Warranties made by Borrower in SECTION 9.19 of the Loan Agreement shall be deemed to be representations and warranties made by TMCI with respect to the Collateral pledged by TMCI to Agent under the Security Agreement.

          (C) TMCI agrees to join in and be bound by all covenants and agreements applicable to a Guarantor under SECTIONS 11 AND 12 of the Loan Agreement.

          (D) TMCI agrees to be subject to all remedies exercisable by Agent or any Lender under SECTION 17.2 of the Loan Agreement.

          (E) TMCI agrees to join in and be bound by all waivers made by Borrower and Guarantors under the Loan Agreement, including without limitation, the waivers set forth in SECTIONS 19.2, 19.3, 24.17 AND 24.18 of the Loan Agreement.

          (F) TMCI agrees that if Borrower ceases to own directly or indirectly through a Subsidiary who is a Guarantor, 100% of the ownership interests in or assets of TMCI, the occurrence of such event shall constitute an Event of Default under the Loan Agreement and Agent and Lender may exercise any rights or remedies available to Agent or Lender under the Loan Documents, at law or in equity.

     14. CONFIRMATION OF COLLATERAL. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Agent or any Lender of any of its rights under the Loan Documents or at law or in equity. All liens, security interest, rights and remedies granted to Agent or Lenders in Loan Documents are hereby ratified, confirmed and continued. Borrowers and Guarantors acknowledge and agree that the term "Loan Documents" as used in the Loan Agreement and any other documents executed in connection therewith shall include, without limitation, this Amendment, the Third Amendment and any and all other documents executed in connection therewith.

     15. CHALLENGE TO ENFORCEMENT. Borrower and Guarantors acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

     16. REPRESENTATION WARRANTIES. Borrower and Guarantors (including TMCI) hereby represent and warrant, which representations and warranties shall survive until all Obligations are paid and satisfied in full, as follows:

          (A) All representations and warranties of Borrower and Guarantors set forth in the Loan Documents are true and complete in all material respects as of the date hereof. Borrower and Guarantors will certify and deliver to Agent revised Schedules to the Loan Documents on or before May 5, 2000 reflecting any new or revised facts or circumstances. Borrower and Guarantors represent and warrant to Lenders that all of such revised facts and circumstances have been previously disclosed to Lenders verbally by Borrower and in no way are likely to result in any Material Adverse Change.

          (B) Upon the execution of this Amendment, no condition or event exists or has occurred which would constitute an event of default under the Loan Documents or under any other agreement between Borrower, any Guarantor and any other third party (or would, upon the giving of notice or the passage of time, or both constitute an event of default).

          (C) Borrower has not received any notice of default or event of default from any other lender, trustee or lessor with respect to any other loan, financing or lease agreement.

          (D) The execution and delivery of this Amendment by Borrower and Guarantors and all documents and agreements to be executed and delivered pursuant to the terms hereof:

               (I) have been duly authorized by all requisite corporate action by Borrower and by each Guarantor;

               (II) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's or any Guarantor's Articles of Incorporation, By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which Borrower or any Guarantor is a party or by which any of them is bound or affected; and

               (III) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower or any

Guarantor, except liens in favor of the Agent or as permitted hereunder or under the Loan Documents.

     17. CONDITIONS. The obligation of Agent and Lender to enter into this Amendment is subject to the following conditions (any of which may be waived by Agent):

          (A) LOAN DOCUMENTS. Borrower and Guarantors and all other required persons and entities will have executed and delivered to Agent this Amendment and such other documents as Agent may require.

          (B) REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower and Guarantors set forth in the Loan Documents, as amended hereby and as qualified by SECTION 16(A) of this Amendment, will be true at and as of the date hereof.

          (C) NO DEFAULT. No condition or event shall exist or have occurred which would constitute a Default or an Event of Default hereunder.

          (D) OTHER DOCUMENTS. Such other documents as may be required to be submitted to Agent by the terms hereof or any of the Loan Documents shall have been delivered by or on behalf of Borrower and Guarantors to Agent.

     18. ADDITIONAL DOCUMENTS; FURTHER ASSURANCES. Borrower covenants and agrees to execute and deliver to Agent, or to cause to be executed and delivered to Agent contemporaneously herewith, at the sole cost and expense of Borrower, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Agent may require in connection with the matters or actions described herein. Borrower further covenants and agrees to execute and deliver to Agent or to cause to be executed and delivered at the sole cost and expense of Borrower, from time to time, any and all other documents, agreements, statements, certificates and information as Agent shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to enforce or to protect Agent's interest in the Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Agent in its sole discretion.

     19. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Borrower will pay all of the Agent's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs and fees and expenses of counsel retained by Agent and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever any Lender's or Agent's right to reimbursement under any of the Loan Documents.

     20. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Amendment shall be made in accordance with the provisions of the Loan Agreement.

     21. TIME OF ESSENCE. Time is of the essence of this Amendment.

     22. NO WAIVER. Except as otherwise provided herein, nothing contained and no actions taken by Agent in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Agent under the Loan Documents or under the UCC. Nothing herein shall constitute a waiver by Agent of Borrower's or any Guarantor's compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Agent to enter into any further amendments with Borrower and Guarantors.

     23. INCONSISTENCIES. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Guarantors.

     24. BINDING EFFECT. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     25. SEVERABILITY. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     26. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

     27. MODIFICATIONS. No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

     28. HOLIDAYS. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding Business Day.

     29. LAW GOVERNING. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

     30. HEADINGS. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

     31. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered via facsimile shall be deemed an original signature hereto.

     32. JOINT AND SEVERAL. The obligations of Borrower and Guarantors under this Amendment shall be joint and several obligations.

     33. WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER, GUARANTORS AND THE LENDER GROUP WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, (B) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (C) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, GUARANTORS OR ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, GUARANTORS AND THE LENDER GROUP AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, GUARANTORS AND THE LENDER GROUP TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby. BORROWER:

                                       TODAY'S MAN, INC., a Pennsylvania
                                       corporation

[CORPORATE SEAL]                       By:
                                          -------------------------------------
                                              Frank E. Johnson, Executive Vice
                                              President

                                       GUARANTORS:

                                       BENMOL, INC., a Delaware corporation

                                       By:
                                          -------------------------------------
[CORPORATE SEAL]                              Frank E. Johnson, President

                                       D & L, INC., a Delaware corporation

                                       By:
                                          -------------------------------------
[CORPORATE SEAL]                              Frank E. Johnson, President

                                       FELD & FELD, INC., a Delaware corporation

                                       By:
                                          -------------------------------------
[CORPORATE SEAL]                              Frank E. Johnson, President

                                       TODAYSMAN.COM INC., a Delaware
                                       corporation

                                       By:
                                          -------------------------------------
[CORPORATE SEAL]                              Frank E. Johnson, President



                       (SIGNATURES CONTINUED ON NEXT PAGE)

                                     (SIGNATURES CONTINUED FROM PREVIOUS PAGE)


                                       LENDERS:

                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name/Title:
                                          -------------------------------------

                                       AGENT:

                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name/Title:
                                          -------------------------------------